SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (or Date of Earliest Event Reported): November 3, 2003



                              MATRIX BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Colorado                       0-21231                84-1233716

(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


700 Seventeenth Street, Suite 2100                                  80202
Denver, Colorado

--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (303) 595-9898.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (c)      Exhibits

         99.1 Press Release, dated November 3, 2003, announcing financial results for the quarter ended September 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
         ---------------------------------------------

         The information in this Current Report and in the accompanying exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On November 3, 2003, Matrix Bancorp, Inc. issued a press release announcing financial results for the quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 4, 2003


                                              MATRIX BANCORP, INC.


                                              By:  /s/ David W. Kloos
                                                 -------------------------------
                                              Name:  David W. Kloos
                                                   -----------------------------
                                              Title: Sr. Vice President and
                                                     Chief Financial Officer
                                                    ----------------------------

                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------

   99.1 Press Release, dated November 3, 2003, announcing financial results for the quarter ended September 30, 2003